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                          REGISTRATION RIGHTS AGREEMENT

                          INDEX STOCK PHOTOGRAPHY, INC.


                REGISTRATION RIGHTS AGREEMENT made this day of _____________, 1993 by and among Index Stock Photography, Inc., a Delaware corporation, having an office at 126 Fifth Avenue, New York, N.Y. 10061 ("Index") , an individual residing at , ("____________") and , an individual residing at (" "), and , an individual residing at collectively, , and are hereinafter referred to as the "Investors".

                              W I T N E S S E T H :

                WHEREAS, in connection with the offering by the Company dated June 4, 1993, of up to 375,000 shares of its duly authorized and unissued common stock par value $.0001 per share, the Company and Investor propose to enter into a subscription agreement providing for the purchase and sale of 375,000 shares of the Company's common stock ("Investors'Common Stock");

                WHEREAS, in order to induce Investors to enter into the subscription agreement the Company has agreed to register such shares for resale by the Investors, subject to and upon the terms and conditions set forth in this Agreement;

                NOW THEREFORE, in consideration of the foregoing, and the covenants, warranties and mutual agreements hereinafter set forth, the parties hereto agree as follows:

        SECTION 1.  Definitions.

                As used herein, the terms defined in the Preamble and Recitals to this Agreement have the respective meanings set forth therein and the following additional terms have the following respective meanings:

                "Additional Restricted Securities" shall mean any authorized but unissued shares of common stock of the Company or any outstanding securities of the Company (other than the Investors' Common Stock) which may be issued to any Person and which may be included in any registration effected by the Company under the Securities Act.

                "Agreement" shall mean this Agreement, as from time to time amended, supplements or otherwise modified.



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                "Commission" shall mean the Securities and Exchange
Commission.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute. and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Initial Public Offering" shall mean the first time the Company's equity securities are sold pursuant to an effective registration statement filed with the Commission on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement of such form as presently constituted).

                "Person" shall mean an individual, association, partnership, corporation, trust or unincorporated organization or any other entity or organization.

                "Registration Expenses" shall mean all expenses incidental to the Company's performance of this Agreement and shall be limited to the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance. Said term shall exclude all other fees, costs and expenses which may be incurred in effecting the registration of the Investors' Common Stock, including, any state or federal transfer taxes payable with respect to the sales of the Investors' Common Stock, the fees and disbursements of counsel to the Investors, all registration and filing fees, all fees and expenses of complying with securities of blue sky laws and all printing expenses, but shall not include underwriting discounts and selling commissions applicable to the sale of the Investors' Common Stock.

                "Restricted Securities" shall mean (i) any of the Investors' Common Stock which are evidenced by a certificate or certificates bearing the legend set forth in Section 2, (ii) any shares of Common Stock issued to a Person which are evidenced by a certificate or certificates bearing the legend set forth in Section 2 or (iii) any shares of Common Stock issued to a Person which are evidenced by a certificate or certificates bearing the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM"; provided, however, that Restricted Securities shall not include any such shares disposed of pursuant to one or more registration statements under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.


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                "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        SECTION 2.  Restrictions of Transfer.

                2.1 Restrictive Legends. Except as otherwise permitted by this Agreement, each certificate relating to the Investors'
Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following terms:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM."

                2.2 Restrictive Stock Transfers. The Company agrees to furnish to the Investors any information which it furnishes to stockholders generally and otherwise cooperate with each of the Investors in order to effectuate a transfer by each of the Investors of the Investors' Common Stock without registration under the Securities Act.

        SECTION 3.  Registration of the Investors' Common Stock.

                3.1      Incidental Registration.

                  3.1.1 If at any time during the five year period commencing 180 days following completion of an Initial Public Offering by the Company, the Company proposes to register any of its equity securities under the Securities Act on Forms S-1, S-2 or S-3 or any other form which includes substantially the same information as would be required to be included on such forms as presently constituted or any other registration form at the time in effect on which the Investors' Common Stock could be registered for sale by the Investors (other than a registration in connection with an acquisition of or merger with another entity or the sale of shares to employees of the Company pursuant to employee stock options or other employee stock purchase plans), the Company shall on each such occasion give written notice to the Investors. Upon the written request of the Investors owning not less than 50% of the shares of common stock sold in connection with the Company's offering dated May 28, 1993, given within 10 days after receipt of any such notice, the Company shall include the Investors' Stock in such registration statement, file the registration statement and use its best efforts to effect the registration under the Securities Act of all of the Investors' Common Stock which the Company has been so requested to register by the Investors. The Company shall not be obligated to file more than one (1) such registration statement under this Section 3.1.


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                     3.1.2 If, in the written opinion of the
underwriters managing such public offering, the inclusion of the Investors' Stock would have an adverse effect on the offering being registered, the Company may require the reduction on a pro rate basis or the exclusion in such registration of the Investors' Common Stock.

                         3.1.3  If the Investors request that the Investors'
Common Stock be included in a registration pursuant to this Section 3.1, the Investors shall be responsible for their pro rata share of the fees, costs and expenses incurred in so registering their shares, including, without limitation, underwriting discounts and selling commissions applicable to the sales of the Investors' Common Stock, any state or federal transfer taxes payable with respect to the sales of the Investors' Common Stock, however all other expenses including registration and filing fees, fees and expenses of complying with securities or blue sky laws and printing expenses shall be borne by the Company.

                3.2      Registration Procedures.

                         3.2.1  If and whenever the Company is required
pursuant to the provisions of this Section 3 to effect the registration of any of the Investors' Common Stock under the Securities Act, the Company shall use its best efforts to, within 60 days:

                                  3.2.1.1  prepare and file with the Commission
a registration statement with respect to the Investors' Common Stock and use its best efforts to cause such registration statement to become and remain effective for the period specified in clause 3.2.1.2 below;

                  3.2.1.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration effective, and to comply with the provisions of the Securities Act with respect to the disposition of all of the Investors' Common Stock covered by such registration statement until such time as all of the Investors' Common Stock have been disposed of; in accordance with the intended methods of disposition of the Investors thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;



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                                  3.2.1.3  furnish to each of the Investors such
number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of such prospectus (and each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act as the Investors may reasonably request, and such other documents as the Investors may reasonably request and such other documents as the Investors may reasonably request;

                                  3.2.1.4  use best efforts to register or
qualify the Investors' Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each of the Investors shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable the Investors to consummate the public sale or other disposition of the Investors' Common Stock in such jurisdictions;

                                  3.2.1.5  list the Investors' Common Stock on
any securities exchange on which any of the Company's securities is listed, if the Investors' Common Stock are not already so listed and if such listing is then permitted under the rules of such exchange.



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        SECTION 4.  Indemnification.

                  4.1 Indemnification by the Company. In the event of any registration of any of the Investors' Common Stock under the Securities Act pursuant to Section 3.1 hereof, the Company will, and hereby does, indemnify and hold harmless each of the Investors, its directors and officers (if a corporation) and its partners (if applicable) each other Person who participates as an underwriter, broker or dealer in the offering or sale of the Investors' Common Stock and each other Person, if any, who controls any of the Investors or such underwriter or who is deemed to be a participating Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such of the Investors, or any such director, officer or partner or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Investors' Common Stock were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Investors and each such director, officer or partner or participating or controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by any of the Investors or their respective counsel for use in the preparation thereof, and provided, further, that if any losses, claims, damages or liability arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the Investors, any officer, director or partner thereof, or any Person who controls, any of the, Investors within the meaning of the Securities Act or the Exchange Act, if the Investors delivered a copy of the preliminary prospectus, summary prospectus or any amendment or supplement thereto to the Person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus to such Person at or prior to the written confirmation for the sale to such Person or (ii) any underwriter or any Person who controls such underwriter within the meaning of the Securities Act or the Exchange Act, if such Underwriter delivered a copy of the preliminary prospectus, summary prospectus or any amendment or supplement thereto to the Person at or prior to the written confirmation of the sale of such Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors, or any such director, officer or partner or participating or controlling Person and shall survive the transfer of the Investors' Common Stock by the Investors.


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                  4.2 Indemnification by the Investors. In the event of any
registration of the Investors' Common Stock under the Securities Act pursuant to
Section 3.1 hereof, each of the Investors, jointly and severally, will and hereby does indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1) the Company and any director, officer or agent of the Company who shall sign such registration statement, each Person who participates as an underwriter, broker or dealer in the offering or sale of the Investors' Common Stock and each other Person, if any, who controls the Company or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such of the Company, or any such director, officer or partner or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, summary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Investors will reimburse the Company, any director, officer or agent of the Company and each other Person who controls the Company if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by any of the Investors or their respective counsel for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission contained in any preliminary prospectus which did not appear in the final prospectus, each Investor shall not have any such liability with respect thereto to (i) the Company, any Person who controls the Company within the meaning of the Securities Act or the Exchange Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the Person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus to such Person at or prior to the written confirmation of the sale to such Person or (ii) any underwriter or any Person who controls such underwriter within the meaning of the Securities Act or the Exchange Act, if such underwriter delivered a copy of the preliminary prospectus to the Person alleging such losses, claims, damages or liabilities and failed to delivery a copy of the final prospectus to such Person at or prior to the written confirmation of the sale to such Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or participating or controlling Person and shall survive the transfer of the Investors' Common Stock by the Investors.



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                  4.3 Notice of Claims, etc. Promptly after receipt by an
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding Sections 4.1 or 4.2 such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, notify each indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability which it may have to any indemnified party otherwise than under Section 4.1 or 4.2. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel which shall be at the expense of such indemnified party, when and as occurred, unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent.

        SECTION 5. Cooperation by the Investors. Each Investor, and each underwriter designated by the Investors, will furnish to the Company such Information as the Company may reasonably require from such of the Investors or underwriter in connection with the registration statement (and the prospectus included therein).

        SECTION 6. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Investors and their respective successors and assigns hereunder.

        SECTION 7. Termination. Notwithstanding anything to the contrary contained herein, the indemnification provisions of
Section 4 shall survive such termination of this Agreement.



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         SECTION 8. Governing Law, Submission to Jurisdiction. This Agreement
and each of the Investors' Common Stock issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purpose shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

        SECTION 9. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

        SECTION 10. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any person or corporation other than the Company and the Investors any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Investors.

        SECTION 11. Notices. All notices, requests, demands and other communications hereunder must be given in writing and shall be deemed to have been duly given or delivered if by hand or by mail, first class, registered mail, return receipt requested, to the addresses as set forth on the first page hereof or at such other addresses as the parties shall have notified the other parties.

        SECTION 12.  General Provisions.

                12.1 Amendments. No modification of, or amendment to, this Agreement shall be effective unless evidences by a written amendment signed by duly authorized representatives of the parties to this Agreement.

                12.2 Severability. In the event individual provisions of this Agreement should in their entirety, or partially, be deemed invalid, then the validity of the remaining provisions of the Agreement shall not be affected thereby.

                12.3 Waiver. No failure or delay by any of the parties to this Agreement in exercising any right under this Agreement shall constitute a waiver of such right.

                12.4 Whole Agreement. This Agreement represents the parties' final intentions with respect to the Investors' Common Stock and this Agreement incorporates all prior and contemporaneous understandings, whether written or oral, into the terms of this Agreement. This Agreement may only be modified according to Section 12.1.

                12.5 Relationship of the Parties. Nothing contained in or relating to this Agreement shall constitute, or be deemed to constitute, a partnership between the Parties hereto.



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                12.6 Remedies Cumulative. The remedies available to parties hereunder are cumulative and the exercise of one right or remedy by parties will not preclude parties from exercising other or additional rights or remedies available to it under this Agreement or at law or in equity.

                12.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New
York.

                12.8 Execution in Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                IN WITNESS WHEREOF, the parties have executed this Agreement this day of , 1993.


                                      INDEX STOCK PHOTOGRAPHY, INC.



                                      By:
                                          --------------------------------
                                          Bahar Gidwani,
                                          Chief Executive Officer











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